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                                                                    Exhibit 10.1

                           FOURTH AMENDMENT TO LEASE
                           -------------------------

     This Fourth Amendment to Lease ("Amendment") is made as of March 19, 2001, by and between RICHARD Y. CHAO, as Trustee of HSI-HSIUNG AND HSU HWA CHAO TRUST I, hereinafter referred to as "Lessor," and WATSON PHARMACEUTICALS, INC., a Nevada corporation, successor in interest to Watson Laboratories, Inc., hereinafter referred to as "Lessee."

                                   Recitals:
                                   --------

     A. Lessor and Lessee have previously entered into a certain Lease dated December 23, 1985, as amended by an Addendum, and Addendum #2 dated August 11, 1992, a Second Amendment to Lease dated August 8, 1995, and a Third Amendment to Lease dated August 31, 1998 (collectively, the "Lease"), providing for the lease of that certain improved real property, hereinafter referred to as the "Premises," in the City of Corona, County of Riverside, State of California, commonly known as 100 Business Center Drive, Corona, California, consisting of a building containing approximately 30,108 gross square feet.

     B. Lessor and Lessee wish to extend the term of the Lease for an additional three-year period, upon the terms and conditions set forth hereinafter.

                                  Agreement:
                                  ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. Paragraph 3.1 of the Lease is hereby replaced with the following: "The term of this Lease shall be for nineteen (19) years commencing on January 1, 1986 and ending on December 31, 2004, unless sooner terminated pursuant to any provision hereof."

     2.  Except as modified hereby, the Lease remains in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first above written.


LESSOR:                                    LESSEE:

RICHARD Y. CHAO, AS TRUSTEE OF             WATSON PHARMACEUTICALS, INC.,
HSI-HSIUNG AND HSU-HWA CHAO                a Nevada corporation
TRUST I                                    successor in interest to
                                           Watson Laboratories, Inc.


By:______________________________          By:______________________________
   Richard Y. Chao, Trustee                   Robert C. Funsten
                                              Senior Vice President,
                                              General Counsel and Secretary